EXHIBIT 10.10
                                    SUBLEASE

         THIS SUBLEASE, dated as of the 9th day of June, 2000, is between HSBC BANK USA, a bank organized under the laws of the State of New York, having an office a 140 Broadway, New York, NY 10005 ("Sublessor") and MARVEL ENTERPRISES, INC., a Delaware corporation, having an office at 387 Park Avenue South, New York, NY 10016 ("Subtenant").

                                   WITNESSETH:

                   1. DEMISE AND TERM. Sublessor leases to Subtenant, and Subtenant hires from Sublessor, certain premises identified as Room 801, 9th Floor, 10th Floor, 11th Floor, Room 1206 and Room 1208 as identified on Schedule A attached hereto and made a part hereof (collectively, the "Subleased Premises") located in the building ("Building") known as 8-10 East 40"' Street, New York, NY and being a portion of the premises which were leased to Sublessor under the Main Lease (as hereinafter defined). The term of this Sublease (the "Sublease Term") shall be the period: (a) commencing on the date Sublessor tenders possession of the Subleased Premises to Subtenant, which is anticipated to be on or about January 1, 2001 (the "Commencement Date"), and (b) ending at midnight on July 31, 2006 unless sooner terminated as herein provided (the "Termination Date"). Sublessor shall give Subtenant notice of the date of possession, if other than January 1, 2001, at least ten (10) days prior thereto. If the Commencement Date does not occur by May 1, 2001, then either party may, upon at least ten (10) days prior written notice to the other party, elect to terminate this Sublease (provided however, that Sublessor may void any such termination notice given by Subtenant by tendering possession of the Subleased Premises to Subtenant prior to the expiration of such ten (10) day period).

                   2. SUBORDINATE TO MAIN LEASE. This Sublease is and shall be subject and subordinate to the lease dated as of December 14, 1992, a modification dated October 20, 1993, a supplement dated December 10, 1993, a second modification dated October 22, 1993, a third modification dated January 28, 1994, a fourth modification dated December 29, 1993, a fifth modification dated June 20, 1994, a sixth modification dated April 14, 1997, a seventh modification dated May 14, 1997 and an eighth modification dated November 11, 1997 (collectively, the "Main Lease") all between The Ronbet Company ("Overlandlord"), as landlord, and Sublessor, as tenant, and to the matters to which the Main Lease is or shall be subject and subordinate. Subtenant acknowledges that a copy of the Main Lease has been delivered to and examined by Subtenant.

          3. INCORPORATION BY REFERENCE. (a) The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable , excluded or are modified by the provisions of this Sublease. For the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding on or inuring to the benefit of the landlord thereunder shall, in respect of this Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Main Lease binding on or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease, and as if the words "Owner" and "Tenant," or words of similar import, wherever the same appear in


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the  Main  Lease,  were  construed  to  mean,   respectively,   "Sublessor"  and
"Subtenant" in this Sublease, and as if the words "Demised Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease".

          (b) Notwithstanding anything to the contrary contained in this Sublease, all provisions in the Main Lease which either are inapplicable to the Subleased Premises by their terms or provide for (i) termination, expansion or extension options, (ii) tenant improvement work or work allowances or credits,
(iii) rent credits, abatements, offsets or waivers, (iv) the right to install a concierge desk, emergency generator, or roof top antennae or satellite dish, (v) the right to discontinue cleaning services or electricity service, or (vi) exclusive elevator usage, are not incorporated in this Sublease. Furthermore, the specific provisions of the Main Lease listed on Schedule B attached hereto and made a part hereof are not incorporated in this Sublease. All representations or warranties made by Overlandlord in the Main Lease shall be deemed made only by Overlandlord. Subtenant shall be entitled to the services and repairs which Overlandlord is obligated to furnish or make to or in the Subleased Premises pursuant to the terms of the Main Lease. The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right or remedy, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by three (3) days, so that in each instance Subtenant shall have three (3) days less time to observe or perform hereunder than Sublessor has as the tenant under the Main Lease. Sublessor shall promptly furnish Subtenant with a copy of any bill, statement or notice received from Overlandlord relevant to Subtenant's interest in the Subleased Premises, including any notices of default or termination. If any express provision of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease.

          4. PERFORMANCE BY SUBLESSOR. Any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Main Lease may be observed or performed by Sublessor using its best efforts (at the sole cost and expense of Subtenant) to cause Overlandlord to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sublessor shall not be required to furnish, supply or install anything required to be furnished, supplied or installed by Overlandlord under any article of the Main Lease. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease. Sublessor shall not be responsible for any failure of Overlandlord to make structural or other repairs or improvements to the Subleased Premises but Sublessor shall use its best efforts (at the sole cost and expense of Subtenant) to cause Overlandlord to make such repairs or improvements, to the extent provided for in the Main Lease. If Sublessor is unable, due to reasons beyond Sublessor's reasonable control, to provide heat, air conditioning, water, elevator or other service, then the failure to furnish, or interruption of, any such services or facilities shall not give rise to any: (a) abatement, diminution or reduction of Subtenant's obligations under this Sublease, (b) constructive eviction, whether in whole or in part, or (c) liability of any kind on the part of Sublessor, unless caused directly by Sublessor's own gross negligence.

         If Overlandlord shall default in the performance of any of its obligations under the Main Lease with respect to the Subleased Premises, Sublessor shall, upon the written request of Subtenant, make a

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demand upon the  Overlandlord  to perform its  obligations  under the Main Lease with respect to the Subleased Premises. If, following the making of such demand and the expiration of any applicable grace period granted to the Overlandlord under the Main Lease, Overlandlord has failed to perform its obligations under the Main Lease, then Sublessor shall, upon the request and at the sole cost and expense of Subtenant (including, but not limited to, payment of all of Sublessor's attorney's fees and costs) timely institute and diligently prosecute any action or proceeding which Subtenant, in its reasonable judgment, deems meritorious, in order to have Overlandlord make such repairs, furnish such electricity, provide such services or comply with any other obligation of Overlandlord under the Main Lease. Sublessor or its attorney shall keep Subtenant apprised of the status of such action or proceeding and shall not settle the same without the prior written consent of Subtenant, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Sublessor shall have no obligation to institute or diligently prosecute any action or proceeding which Subtenant could bring directly against Overlandlord without Sublessor being a party to such action or proceeding. Subtenant shall protect, defend, indemnify and hold harmless Sublessor from and against any and all claims arising from or in connection  with such  request,  action or  proceeding.  As a
condition  precedent  to  Sublessor's  obligations  to  commence,   continue  or
prosecute any such action, Sublessor may require Subtenant to post such cash or other collateral as Sublessor reasonably deems appropriate to secure all of Subtenant's obligations under this provision. All amounts payable under this provision shall be deemed additional rent hereunder. This provision shall survive the expiration or other termination of this Sublease.

          5. NO BREACH OF MAIN LEASE. Neither Subtenant nor Sublessor shall do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

          6. NO PRIVITY OF ESTATE. Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and Overlandlord.

          7. INDEMNITY. Subtenant shall indemnify, defend (by attorneys selected by Sublessor and reasonably acceptable to Subtenant) and hold harmless Sublessor from and against all losses, costs, damages, expenses and liabilities, including, without limitation reasonable attorneys' fees, which Sublessor may incur or pay out by reason of: (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises, (b) any breach or default hereunder on Subtenant's part, (c) any work done in or to the Subleased Premises, or (d) any act, omission or negligence on the part of Subtenant and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant. Sublessor shall promptly notify Subtenant of any claim for indemnification.

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         Sublessor shall indemnify,  defend (by attorneys  selected by Subtenant and reasonably acceptable to Sublessor) and hold harmless Subtenant from and against all losses, costs, damages, expenses and liabilities, including, without limitation reasonable attorneys' fees, which Subtenant may incur or pay out by reason of any breach or default hereunder on Sublessor's part. Subtenant shall promptly notify Sublessor of any claim for indemnification.



          8. RELEASES. Subtenant hereby releases Overlandlord or anyone claiming through or under Overlandlord by way of subrogation or otherwise to the extent that Sublessor released Overlandlord and/or Overlandlord was relieved of liability or responsibility pursuant to the provisions of the Main Lease, and Sublessor and Subtenant will be named as additional insureds under their respective liability insurance policies.

          9. RENT. Subtenant shall pay to Sublessor rent (the "Fixed Rent") through the end of the Sublease Term at the following rates:

          (i) from the Commencement Date through December 31, 2001, at the annual rate of $3,307,612;

          (ii) from January 1, 2002 through December 31, 2002, at the annual rate of $3,398,571;

          (iii) from January 1, 2003 through December 31, 2003, at the annual rate of $3,569,214;

          (iv) from January 1, 2004 through December 31, 2004, at the annual rate of $3,667,691;

          (v) from January 1, 2005 through December 31, 2005, at the annual rate of $3,845,851; and

          (vi) from January 1, 2006 through the Termination Date, at the annual rate of 3,951,093.

The Fixed Rent shall be payable in equal monthly installments in advance on the first day of each month during the Sublease Term.

          Provided Subtenant is not in default under any of the terms of this Sublease, Subtenant shall be entitled to a credit against the Fixed Rent in the amount of $275,634 for each of the first three months of the Sublease Term and $137,817 for the fourth month of the Sublease Term.

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         Fixed Rent and all other  amounts  payable by  Subtenant  to  Sublessor herein shall be paid promptly when due, without notice or demand therefore, and without deduction, abatement, counterclaim or setoff of any amount or for any reason whatsoever; Fixed Rent and Additional Rent (as hereinafter defined) shall be paid to Sublessor by good unendorsed check of Subtenant at the address of Sublessor set forth in Paragraph 18 hereof or to such other person and/or at such other address as Sublessor may from time to time designate by notice to Subtenant. No payment by Subtenant or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Rent due under this Sublease; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check for payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor and any provision in the Main Lease referring to fixed rent or additional rent incorporated herein by reference shall be deemed to refer to the Fixed Rent and Additional Rent due under this Sublease.

          10. LATE CHARGES. If payment of any Fixed Rent or Additional Rent shall not have been paid by the fifth (5th) day after the date on which such amount was due and payable, a late charge equal to the lesser of five (%) percent of the amount due or Fifteen Thousand ($15,000) Dollars, be payable as liquidated damages for Subtenant's failure to make prompt payment. In addition, in the event that any Fixed Rent or Additional Rent shall not have been paid by the fifteenth (15th) day after the date on which such amount was due and payable interest shall be due and payable as an additional late charge at the rate of two (2%) percent per calendar month or any part thereof on the amount due from the date on which such amount was originally due and payable (or the maximum rate of interest which may lawfully be collected from the Subtenant, whichever is less), as liquidated damages for Subtenant's continued failure to make such payment. The late charge for any month shall be payable on the first day of the following month, and in default of payment of any late charges, Sublessor shall have (in addition to all other remedies) the same rights as provided in this Sublease (including the provisions incorporated by reference) for non-payment of Fixed Rent. Nothing in this Paragraph 10 and no acceptance of late charges by Sublessor shall be deemed to extend or change the time for payment of Fixed Rent or Additional Rent.

          11. ADDITIONAL RENT. All amounts payable by Subtenant to Sublessor in accordance with this Sublease, other than Fixed Rent, shall be deemed additional rent ("Additional Rent"), payable on the first day of each month during the term of this Sublease, and upon any default by Subtenant in paying any such Additional Rent, Sublessor shall be entitled to the remedies available to it hereunder or at law upon the non-payment of Fixed Rent.

          (a) Taxes Increase. Subtenant shall pay to Sublessor, as Additional Rent, all amounts payable by Sublessor under Article 39 of the Main Lease, with the following changes:

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          (i)       for the purpose of this Sublease,  "Base Tax" shall mean the
                    Taxes (as defined in the Main Lease) for the calendar year 2000, and "Tenant's Proportionate Share" shall be 18.082%;

          (ii) Insert28E shall not be applicable and Article 39E shall apply only to Overlandlord;

          (iii)     all payments from  Subtenant to Sublessor  shall be due five
                    (5) days prior to the time when such payments are due from Sublessor to Overlandlord; and

          (iv) Overlandlord's statement to Sublessor as to the Taxes shall be dispositive as between Sublessor and Subtenant.

          (b)  Electricity  Charge.   Subtenant  shall  pay  to  Sublessor,   as
Additional Rent, an electricity charge pursuant to Article 65 of the Main Lease, with the following changes:

          (i) Subtenant shall only pay such electricity charge for the Subleased Premises;

          (ii) the minimum monthly electricity charge, as set forth in Insert 43 and the last paragraph of Article 65 shall be $18,480;

          (iii) Sublessor shall, promptly after the Commencement Date, initiate an electrical survey of the Subleased Premises, as provided for in Insert 43; and

          (iv) the time period in Insert 43A is changed to be twenty (20) days written notice to Subtenant.

          (c)  Operating  Expense   Escalation.   An  annual  operating  expense
escalation of 2.75% is included in the foregoing Fixed Rent increases.

          (d) Local Laws. Subtenant shall pay to Sublessor, as Additional Rent, the amounts payable by Sublessor under Article 37 of the Main Lease, with the following change: the percentage figure in the penultimate line thereof is changed to 18.082%.

          12. UTILITIES. (a) Sublessor shall not be liable in any way to Subtenant for any failure or defect in the supply or character of electric energy furnished to the Subleased Premises, unless caused directly by Sublessor's own gross negligence.

          (b) If, at any time during the term of this Sublease, Subtenant wishes to install in the Subleased Premises equipment which would not be considered ordinary office equipment, including, but not limited to, items such as assembly machinery, supplemental air conditioning systems, or other heat or cooling-intensive electrically operated equipment, Subtenant shall submit to

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Sublessor a list  indicating  the specific  type of  additional  equipment to be installed. Such list shall include the number, type and model of each item of equipment to be installed, as well as the manufacturer's electric rating associated with same. If, in Sublessor's sole judgment the operation of such equipment will impair the proper and efficient operation of the electrical, plumbing, heating, ventilation or air conditioning systems for the Subleased Premises or the Building, as a condition to the installation of such equipment, Subtenant shall reimburse Sublessor for Sublessor's cost incurred, as a result of such equipment installation and operation, in connection with the proper and efficient function of such systems.

          13. USE. Subtenant shall use and occupy the Subleased Premises only for customary office uses. Furthermore, Subtenant shall comply with all use restrictions contained in the Main Lease. Subtenant shall also comply with the certificate of occupancy relating to the Subleased Premises and with all laws, statutes, ordinances, orders, rules, regulations and requirement of all federal, state and municipal governments and the appropriate agencies, officers, departments, boards and commissions thereof, and the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Subleased Premises and/or Subtenant's use of the Subleased Premises. Subtenant shall operate its business in the Subleased Premises only in a manner consistent with the first class character of the Building.

          14. EQUIPMENT. Subject to the provisions of the Main Lease and this Sublease, Subtenant shall have the right, at its own cost and expense, to install and maintain such customary office equipment as Subtenant may reasonably require for Subtenant's use of the Subleased Premises.

          Subtenant shall not place any load upon the floor of the Subleased Premises in excess of the load per square foot it was designed to carry and which is permitted by the Main Lease or applicable law.

          15. CONDITION OF SUBLEASED PREMISES. Subtenant is leasing the Subleased Premises in its"AS-IS" condition on the date hereof, reasonable wear and tear excepted, other than Sublessor delivering the Subleased Premises in vacant, broom clean condition. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made. Subtenant acknowledges that Sublessor has afforded Subtenant the opportunity for full and complete investigations, examinations, and inspections. Notwithstanding the foregoing, Sublessor shall have the right, but not the obligation, prior to the Commencement Date to remove from the Subleased Premises any or all of its personal property and equipment.

          16. CONSENTS AND APPROVALS. In any instance when Sublessor's consent or approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval has not been obtained from Overlandlord; provided, however, Sublessor covenants to use reasonable efforts (at Subtenant's sole cost and expense) to obtain the consent or approval of Overlandlord. In the event that Subtenant shall seek the approval by or consent of Sublessor and Sublessor shall

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fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublessor, it being intended that Subtenant's sole remedy shall be an action for injunction or specific performance and said remedy of an action for injunction or specific performance shall be available only in those cases, if any, where Sublessor shall have expressly agreed in writing not to unreasonably withhold or delay its consent.

          17. SUBLESSOR'S LIABILITY. Sublessor (and its employees, officers, directors, subsidiaries, affiliates and agents) shall have no personal liability with respect to this Sublease, and if Sublessor is in breach or default under this Sublease, Subtenant shall look solely to the equity of Sublessor in the Subleased Premises for the satisfaction of Subtenant's remedies and in no event shall Subtenant attempt to secure or execute any personal judgment against Sublessor (or its employees, officers, directors, subsidiaries, affiliates or agents) by reason of such default by Sublessor.

          18. NOTICES. All notices, consents, approvals, demands and requests ("Notices") hereunder shall be in writing and shall be (i) personally delivered,
(ii) sent by reputable overnight courier delivery service, or (iii) sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid. Notices which are served in the manner provided herein shall be deemed to have been given on the day personally delivered, the next business day after sending by overnight courier or on the third (3rd) business day after mailing. After the Commencement Date, all Notices given to Subtenant shall be addressed to Subtenant at the Subleased Premises to the attention of its President, with a copy to its Executive Vice President-Business and Legal Affairs. All Notices given to Sublessor shall be addressed to it at the address set forth at the beginning of this Sublease to the attention of Michael L. Gembecki, Vice President, with a copy to Phillips, Lytle, Hitchcock, Blaine & Huber LLP, 437 Madison Avenue, New York, NY 10022, to the attention of Milan K. Tyler, Esq. Either party may from time to time change the names and/or addresses to which Notices shall be addressed by a notice given in accordance with the provisions hereof. Attorneys for the parties hereto shall be authorized to give Notices on behalf of their respective clients.

          19. EVENTS OF DEFAULT. (a) The occurrence of any of the following shall constitute a material default and breach of this Sublease by Subtenant:

          (i) any failure by Subtenant to pay the Fixed Rent required to be paid hereunder within five (5) days of the date when due;

          (ii) any failure by Subtenant to pay Additional Rent where such failure continues for five (5) days after written notice thereof by Sublessor to Subtenant;

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



          (iii) any failure by Subtenant to observe and perform any other provision of this Sublease to be observed or performed by Subtenant, where such failure continues for ten (10) days after written notice thereof by Sublessor to Subtenant;

          (iv) if Subtenant shall assign, mortgage, or encumber this Sublease, or if this Sublease or the leasehold estate of Subtenant hereunder shall be transferred or pass to or devolve upon any person, firm or corporation other than Subtenant named herein, except as expressly permitted hereunder; or

          (v) the making by Subtenant of any general assignment for the benefit of creditors, the filing by or against Subtenant of a petition to have Subtenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy, the appointment of a trustee or receiver to take possession of all or substantially all of Subtenant's assets located at the Subleased Premises or of Subtenant's interest in this Sublease, or the attachment execution or other judicial seizure of all or substantially all of Subtenant's assets located at the Subleased Premises or of Subtenant's interest in this Sublease.

          (b) In the event of any such default by Subtenant, then in addition to other remedies available to Sublessor at law or in equity, then immediately upon the giving of notice to such effect by Sublessor (or immediately without the giving of notice with regard to subparagraph (v) above), at Sublessor's sole option, the term of this Sublease shall end as if the date of such notice were the Sublease Term termination date set forth herein. In such event, then Sublessor may recover from Subtenant:

          (i) the amount of any Fixed Rent and Additional Rent due under this Sublease which had been earned at the time of such termination; plus

          (ii) the worth of all unpaid rent for the balance of the Sublease Term at the time of award; plus

          (iii) legal expenses, attorney's fees, court costs, costs of reletting and brokerage fees.

          (c) In the event of any such default by Subtenant, then in addition to other remedies available to Sublessor at law or in equity, Sublessor shall also have the right, with or without terminating this Sublease, to reenter the Subleased Premises and remove all persons and property from the Subleased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Subtenant.

          (d) In the event of any such default by Subtenant, and the termination of this Sublease by Sublessor as aforesaid, then in addition to other remedies available to Sublessor at law or in equity, Sublessor shall also have the right, but not the obligation, to relet the Subleased Premises upon terms and conditions acceptable to Sublessor in its sole and absolute discretion. In the event that Sublessor shall elect to relet the Subleased Premises, then rentals received by Sublessor from such reletting shall be applied: first, to the payment of any indebtedness other than rent and other charges due hereunder from Subtenant to Sublessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Subleased Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any shall be held by Sublessor and applied in payment of future rent as the same may be come due and payable hereunder. Should the amount of rental received from such reletting during any month which is applied to the payment of rent hereunder be less than that agreed to be paid during that month by Subtenant hereunder, then Subtenant shall pay such deficiency to Sublessor immediately upon demand therefor by Sublessor. Such deficiency shall be calculated and paid monthly. Subtenant shall also pay to Sublessor, as soon as ascertained, any costs and expenses incurred by Sublessor, in such reletting or in making any alterations and repairs made to the Subleased Premises not covered by the rentals received from such reletting.

          (e) No reentry or taking possession of the Subleased Premises by Sublessor shall be construed as an election to terminate this Sublease unless a written notice of such intention is given to Subtenant or unless the termination thereof is decreed by a court of competent jurisdiction.

          20. TERMINATION OF MAIN LEASE. If for any reason the term of the Main Lease shall terminate prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Subtenant by reason thereof unless both: (a) Subtenant is not then in default hereunder, and (b) said termination shall have been effected because of the default of Sublessor under the Main Lease.

          21. ASSIGNMENT AND SUBLETTING. (a) Subtenant shall not, by operation of law or otherwise, assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest therein, or sublet the Subleased Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without the prior written consent of Sublessor in each instance, which consent may be withheld in Sublessor's sole discretion. However, Sublessor shall not unreasonably withhold its consent to an assignment of this Sublease or a sublease of all or any portion of the Subleased Premises provided that:

          (i) Subtenant shall have furnished Sublessor with the name and address of the proposed assignee/subtenant and its principals and proof reasonably satisfactory to Sublessor evidencing that the proposed assignee/subtenant: (A) is of a sound financial condition; (B) is of good character; and (C) if a partnership, corporation or other entity, is validly formed, is qualified to transact business in the State of New York and has duly authorized the signatories to sign all documents on its behalf so as to bind the assignee;

          (ii) The proposed assignee/subtenant shall use the Sublease Premises only for the purposes specified in Paragraph 13;

          (iii) Subtenant shall not then be in default in the performance of any obligations on its part to be performed hereunder;

          (iv)      Subtenant   shall  have  obtained   Overlandlord's   consent
                    thereto, if required; and

          (v) Simultaneously with the granting by Sublessor of its consent, (A) the assignor shall deliver to Sublessor an executed duplicate original of the assignment or sublease;
                    (B) the assignee shall execute and deliver to the Sublessor an assumption or attornment agreement whereunder the assignee agrees to assume, perform and be bound by all covenants, agreements and conditions on the part of the Subtenant to be observed and performed under this Sublease;
                    (C) at the request of Sublessor, Subtenant and the assignee/subtenant shall enter into a consent or three party agreement with respect to such assignment or sublease in form and substance reasonably satisfactory to Sublessor; and
                    (D) Subtenant  shall pay to Sublessor fifty (50%) percent of
                    (i) either the consideration received or to be received by Subtenant for such assignment, or (ii) the excess of the amount of rent payable by such sub-subtenant to Subtenant over the amount of rent payable by Subtenant hereunder allocable to such sub-sublet space, as applicable.

          Any request by Subtenant for Sublessor's consent to either an assignment of this Sublease, or a sublease of all or any portion of the Subleased Premises for a term expiring within one (1) year of the Termination Date, shall be deemed to be an offer from Subtenant to surrender possession and occupancy of the affected portion of the Subleased Premises. If Sublessor, in its sole discretion, accepts such offer, then the affected portion of the Subleased Premises shall be removed from the scope of this Sublease and Subtenant's rights and obligations hereunder shall be decreased accordingly. In such event, Subtenant shall surrender to Sublessor possession and occupancy of the affected portion of the Subleased Premises on the date the requested assignment or subletting would have commenced, and thereafter Sublessor shall be free to deal with such portion of the Subleased Premises as Sublessor sees fit, subject only to the applicable provisions of the Main Lease. In such event, Sublessor and Subtenant agree to execute an agreement modifying this Sublease to confirm the foregoing.

          (b) If conditions (ii), (iii), (iv) and (v)(A), (B) and (C) of subsection (a) above have been satisfied and the assignee has a net worth greater than or equal to the net worth of the Subtenant on the date hereof or on the date of such assignment, whichever is greater, then Sublessor's prior written consent shall not be required for an assignment of this Sublease to a parent or subsidiary corporation or in connection with a corporate merger transaction.

          (c) Other than as to transactions on a public stock exchange, the assignment, sale, mortgaging, pledging or other manner of transfer, by operation of law or otherwise, during the term of this Sublease of more than forty-nine percent (49%) in the aggregate of the legal or beneficial ownership of Subtenant or the issuance of additional shares or other ownership interests to the extent of more than 49% in the aggregate of the legal or beneficial ownership of Subtenant hereunder, or any combination thereof, shall constitute an assignment of this Sublease and, unless in each instance the prior written consent of Sublessor has been obtained, shall constitute a default under this Sublease and shall entitle Sublessor to exercise all rights and remedies provided for herein in the case of default.

          (d) If this Sublease is assigned, whether nor not in violation of the provisions of this Sublease, Sublessor may collect rent from such assignee. If the Subleased Premises or any part thereof are licensed, sublet or used or occupied by any person other than Subtenant, whether or not in violation of this Sublease, Sublessor may collect rent from the subtenant or occupant. In either event, Sublessor may apply the net amount collected to the Fixed Rent and Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Sublease, or the acceptance of the assignee, subtenant, licensee or occupant as tenant, or as a release of Subtenant from the performance by Subtenant of Subtenant's obligations under this Sublease. The consent by Sublessor to assignment, mortgaging, subletting, licensing or use or occupancy by others shall not in any way be considered to relieve Subtenant from obtaining the prior written consent of Sublessor to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Paragraph.

          (e) Subtenant covenants that, notwithstanding any assignment, subletting or transfer, whether or not in violation of the provisions of this Sublease, and notwithstanding the acceptance of Fixed Rent and/or Additional Rent by Sublessor from an assignee, subtenant, transferee, licensee, or any other party, Subtenant shall remain fully and personally liable for the payment of the fixed rent and additional rents and for each of the other obligations of this Sublease on the part of Subtenant to be performed or observed.

          (f) The joint and severally liability of Subtenant and any immediate or remote successor in interest of Subtenant and the due performance of the obligations of this Sublease on Subtenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Sublessor extending the time of, or modifying any of the obligations of this Sublease, or by any waiver or failure of Sublessor to enforce any of the obligations of this Sublease.

          22. INSURANCE. Subtenant shall maintain throughout the term of this Sublease comprehensive general public liability insurance in respect of the Subleased Premises and the conduct and operation of business therein, with Sublessor, Overlandlord and any other party required under the Main Lease as additional insureds, with limits of not less than $3,000,000 combined single limit for bodily injury or death or property damage in any one occurrence, including water damage and, if applicable, sprinkler or leakage liability.
Subtenant shall also maintain at all times during the Sublease Term an "all risk" property insurance policy covering Subtenant's property improvements and betterments for the full replacement value of the same, less a reasonable deductible of up to $50,000. Subtenant shall deliver to Sublessor fully paid-for policies or binders or insurance certificates evidencing such coverage prior to the Commencement Date. Subtenant shall procure and pay for renewals or replacements of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal or replacement policy or binder or certificates at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies rated "A" or better by Best Insurance Reports and licensed to do business in the State of New York, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor and Overlandlord are given at least, thirty (30) days' prior written notice by certified or registered mail of such cancellation or modification.

          23. ESTOPPEL CERTIFICATES. Subtenant shall, within ten (10) days after each and every request by Sublessor (up to twice per year unless requested by Overlandlord), execute, acknowledge and deliver to Sublessor a statement in writing: (a) certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), (b) specifying the dates to which the Fixed Rent and Additional Rent have been paid, (c) stating whether or not Sublessor is in default in performance or observance of its obligations under this Sublease, and if so, specifying each such default, (d) stating whether or not any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sublessor under this Sublease, and if so, specifying each such event, and (e) as to any other matters reasonably requested by Sublessor. Any such statement delivered pursuant to this Paragraph may be relied upon by any prospective assignee or transferee of the leasehold estate under the Main Lease.

          24. ALTERATIONS. Subtenant shall not make any alterations, additions or improvements in or to the Subleased Premises which are structural in nature or which would affect the plumbing, electrical lines or systems or HVAC systems of the Building in any substantial respect without the prior written consent of Overlandlord and Sublessor. Subtenant may make cosmetic, non-structural alterations, additions or improvements in or to the Subleased Premises which do not affect the plumbing, or electrical lines or systems or HVAC systems of the Building without Sublessor's prior written consent, but subject to reasonably prior notice to Sublessor and Overlandlord, as to any such alterations, additions or improvements costing Seven Thousand Five Hundred ($7,500) Dollars or more. All other alterations, additions or improvements in or to the Subleased Premises shall require Sublessor's prior written consent, which shall not be unreasonably withheld, subject to the approval of Overlandlord if required under the Main Lease.

          Subtenant covenants that it will cause all such alterations, additions and improvements to be performed at Subtenant's sole cost and expense and in a manner which: (a) is consistent with the approved plans and specifications and any conditions imposed by Sublessor or Overlandlord in connection therewith (if applicable); (b) is in conformity with high quality commercial standards; (c) includes reasonably acceptable insurance coverage for Sublessor's and Overlandlord's benefit; (d) does not adversely affect the structural integrity or building systems of the Building; (e) does not disrupt the business or operations of any tenants in the Building; and (f) does not invalidate or otherwise affect the construction and systems warranties then in effect with respect to the Building. Subtenant or Subtenant's contractor shall: (i) secure all governmental permits and approvals, as well as comply with all other applicable governmental requirements and restrictions; (ii) reimburse Sublessor for all reasonable expenses incurred in connection therewith; and (iii) comply with any reasonable requirements of Sublessor's construction consultant imposed in connection therewith, if any. Subtenant shall indemnify, defend and hold harmless Sublessor from and against all losses, liabilities, damages, liens, costs, penalties and expenses (including attorney's fees, but without waiver of the duty to hold harmless) arising from or out of the performance of such alterations, additions and improvements, including, but not limited to, all which arise from or out of Subtenant's breach of its obligations under the terms of this Paragraph. Subject to Article 3 and the other provisions of the Main Lease, all alterations, additions and improvements, except Subtenant's trade fixtures, moveable office furniture and equipment, shall upon expiration or termination of this Sublease immediately become the property of Sublessor without any obligation on its part to pay therefor.

          25. RIGHT TO CURE SUBTENANT'S DEFAULTS. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublessor shall have the right, but not the obligation, after three (3) days' notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ consultants, and incur and pay attorneys' fees. Subtenant shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the rate of two percent (2%) per calendar month or any part thereof (or the then maximum rate of interest which may lawfully be collected from Subtenant, whichever shall be less), from the date of the making of such expenditures.

          26. BROKERAGE. Subtenant represents to Sublessor that no broker or other person had any part, or was instrumental in any way, in bringing about this Sublease, other than Cushman & Wakefield, Inc. and Newmark and Company Real Estate, Inc. and Subtenant shall pay, and shall indemnify, defend (by attorneys selected by Sublessor), and hold harmless, Sublessor from and against, any claims made by any other broker or other person for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sublease, and any loss, liability, damage, cost and expense (including, without limitation, attorney's fees) in connection with any such claims if such other broker or other person claims to have had dealings with Subtenant. Sublessor agrees to pay, or cause to be paid, any commissions due to the aforementioned brokers.

          27. WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM. SUBLESSOR AND SUBTENANT HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY SUMMARY OR OTHER ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR 1N ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLESSOR AND SUBTENANT, THE SUBLEASED PREMISES AND THE USE AND OCCUPANCY THEREOF, AND ANY CLAIM OF INJURY OR DAMAGES. SUBTENANT ALSO HEREBY WAIVES ALL RIGHT TO ASSERT OR INTERPOSE A COUNTERCLAIM IN ANY SUMMARY PROCEEDING OR OTHER ACTION OR PROCEEDING TO RECOVER OR OBTAIN POSSESSION OF THE SUBLEASED PREMISES.

          28. SUBTENANT'S SIGNS. Subtenant shall not install in the Subleased Premises or on or in any portion of the Building any exterior or interior signs, awnings, projections, advertisements, notices, nameplates or lettering (including any changes thereto) unless Subtenant obtains the prior written consent of Sublessor (not to be unreasonably withheld) and Overlandlord (if applicable) and complies with all applicable law. Notwithstanding the foregoing, Subtenant shall be entitled to ten (10) directory listings, to be installed (or changed from time to time) at Subtenant's expense.

          29. NO WAIVER. The failure of Sublessor to insist in any one or more case upon the strict performance or observance of any obligation of Subtenant hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Subtenant or any right or option of Sublessor. Sublessor's receipt and acceptance of Fixed Rent or Additional Charges, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor.

          30. COMPLETE AGREEMENT. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties hereto.

          31. SUCCESSORS AND ASSIGNS. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Main Lease, the transferor is entirely relieved and freed of all obligations under this Sublease.

          32. INTERPRETATION. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number of gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word " ep rson" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

          33. SECURITY DEPOSIT. (a) Simultaneously with the execution of this Sublease, Subtenant shall deposit the sum of Five Million Seventy Five Thousand ($5,075,000) Dollars with Sublessor ("Cash Deposit") as security for the full and faithful performance and observance by Subtenant of Subtenant's covenants or obligations under this Sublease (the "Security Deposit"). Sublessor may invest the Cash Deposit in a one-year certificate of deposit (the "CD") with HSBC Bank USA and provided Subtenant is not in default under this Sublease and upon Subtenant's request, Sublessor shall pay to Subtenant, not more than once a year, the interest earned on the CD. So long as Subtenant is not in default under any of its obligations under this Sublease, the required amount of Cash Deposit shall decrease by $211,458 per month, commencing on August 1, 2004 (but the required amount of the Cash Deposit shall never be less than $500,000).

          (b) At any time in lieu of the Cash Deposit, Subtenant may deliver (and receive any Cash Deposit held by Sublessor in return) a clean, irrevocable, evergreen, transferrable and unconditional letter of credit (the "Letter of Credit"), in form and content reasonably satisfactory to Sublessor, issued by and drawable upon any major money center bank which is a New York Clearing House Member and maintains throughout the period of the Letter of Credit a Standard & Poor's rating of at least A (the "Issuing Bank"), which Letter of Credit shall have a term of not less than one year, be for the account of Sublessor, be in the amount of the applicable Cash Deposit, provide for multiple partial draws, and be fully transferable by Sublessor without the payment of any fees or charges. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the term of this Sublease, unless the Issuing Bank sends notice (the "NonRenewal Notice") to Sublessor by certified mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit that it elects not to have such Letter of Credit renewed. If the Issuing Bank sends a Non-Renewal Notice, then at least twenty
(20) days prior to the  expiration of the Letter of Credit (and each  subsequent

Letter of Credit), Subtenant shall deliver to Sublessor either (i) cash in the amount of the required Cash Deposit or (ii) a renewal or new Letter of Credit in the same amount as the required Cash Deposit. If Subtenant fails to deliver either the cash or renewal or new Letter of Credit as specified above prior to the expiration of such twenty (20) day period, time being of the essence, then Sublessor shall have the immediate and continuing right to draw upon the existing Letter of Credit and to receive the monies represented by the existing Letter of Credit and to hold such proceeds pursuant to the terms of this Article as a Cash Deposit.

          (c) The Letter of Credit shall provide, inter alia, that:

                  The Issuing Bank shall pay to the Sublessor or its designee up to the amount of Letter of Credit upon presentation of only (a) the Letter of Credit and (b) a certificate purportedly executed by an officer of the Sublessor stating that "Subtenant is in default under the Sublease, between Sublessor and Subtenant, $[Amount to be designated] is due under such Sublease and you are hereby instructed to pay such amount to HSBC Bank USA under the Letter of Credit No. , dated , 20 , issued by to Sublessor" or stating that "Subtenant has not delivered a renewal or new Letter of Credit to Sublessor in accordance with the requirements of Article _ of the Sublease between Sublessor and Subtenant and you are hereby directed to pay the entire amount of the Letter of Credit No. , dated , 20 , to HSBC Bank USA."

          (d) If Subtenant defaults in the full and prompt payment and performance of any of Subtenant's covenants or obligations under this Sublease, including, but not limited to, the payment of rent, Sublessor may use, apply or retain the whole or any part of the Security Deposit and the interest accrued thereon, if any, to the extent required for the payment of any rent or any other sums as to which Subtenant is in default or for any sum which Sublessor may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including, but not limited to, any damages or deficiency in the reletting of all or any portion of the Subleased Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Sublessor. If Sublessor shall so use, apply or retain the whole or any part of the Security Deposit and the interest accrued thereon, Subtenant shall upon demand immediately deposit with Sublessor a sum equal to the amount so used, applied or retained.

          (e) If Subtenant shall fully and faithfully comply with all of Subtenant's covenants and obligations under this Sublease, the Security Deposit or any balance thereof, shall be returned or paid over to Subtenant after the date on which this Sublease shall expire or terminate, and after delivery to Sublessor of entire possession of the Subleased Premises as provided herein. In the event of any sale of Sublessor's interest in the Building, Sublessor shall have the right to assign its interest in the Security Deposit to the transferee or assignee and if Sublessor has given notice to Subtenant of the assignment of Sublessor's interest in the Security Deposit, Sublessor shall thereupon be released by Subtenant from all liability for the return or payment thereof; and Subtenant shall look solely to the new Sublessor for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new Sublessor. Subtenant shall not assign or encumber or attempt to assign or encumber the Security Deposit and neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

          34. VACATING THE SUBLEASED PREMISES. Upon the expiration or sooner termination of the Sublease Term, Subtenant shall vacate the Subleased Premises, broom-clean and free of all subtenancies or other occupants and in the condition required by the Main Lease.

          35. HAZARDOUS MATERIALS. Subtenant covenants and agrees not to suffer, permit, introduce or maintain in, on or about any part of the Subleased Premises any asbestos, polychlorinated byphenals, petroleum products or other hazardous or toxic materials wastes or substances.

          IN WITNESS WHEREOF, Sublessor and Subtenant have executed this Sublease as of the day and year first above written.

SUBLESSOR:   HSBC BANK USA

             By: /s/Michael Gembecki
                ---------------
                Michael Gembecki
                Vice President

SUBTENANT: MARVEL ENTERPRISES, INC.

           By: /s/ Allen S.Lipson
              -----------------
                Allen S. Lipson
                Executive Vice President

                                 FIRST AMENDMENT

                                       TO

                                    SUBLEASE

          This First Amendment to Sublease (this "Agreement"), dated as of December 1, 2000, is between HSBC BANK USA, a New York banking corporation having an office at 140 Broadway, New York, New York 10005, as landlord ("Landlord"), and MARVEL ENTERPRISES, INC., a Delaware corporation having an office a 387 Park Avenue South, New York, NY 10016, as tenant ("Tenant").

                                   RECITALS:

          WHEREAS, Landlord and Tenant entered into a Sublease dated as of June 9, 2000 ("Sublease"), whereby Tenant subleases from Landlord certain premises located in the building known as 8-10 East 40' Street, New York, NY, as such premises are more particularly described in the Sublease (the "Demised Premises");

          WHEREAS, Tenant has requested that Landlord consent to a surrender of a portion of the Demised Premises and Landlord is willing to accept such surrender, subject to the terms and conditions of this Agreement;

          WHEREAS, Landlord and Tenant desire to amend certain terms and provisions of the Sublease in connection with such surrender of a portion of the Demised Premises;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sublease.

          2. SURRENDER. Tenant hereby surrenders to Landlord and Landlord hereby accepts the surrender by Tenant of that portion of the Demised Premises located on the 12' floor of the Building ("Surrendered Premises"). Pursuant to the Sublease, Landlord had not previously delivered possession of the Surrendered Premises to Tenant and therefore Landlord will accept the surrender thereof in its "as-is" condition.

          3. RELEASE. Landlord and Tenant hereby release each other, effective as of the date of this Agreement, from any and all obligations under the Sublease with respect to the Surrendered Premises, except for any obligations which expressly survive the expiration of the term of or sooner termination of the Sublease.

          4. AMENDMENTS. Effective as of the date of this Agreement, the Sublease is hereby amended as follows:

          (a) Paragraph 1 of the Sublease is hereby deleted and the following text is substituted in its place:

          "1. DEMISE AND TERM. Sublessor leases to Subtenant, and Subtenant hires from Sublessor, certain premises identified as Room 801, 9' Floor, 10' Floor and 11th Floor as identified on Schedule A attached hereto and made a part hereof (collectively, the "Subleased Premises") located in the building ("Building") known as 8-10 East 401 Street, New York, NY and being a portion of the premises which were leased to Sublessor under the Main Lease (as hereinafter defined). The term of this Sublease (the "Sublease Term") shall be the period: (a) commencing on the date Sublessor tenders possession of the Subleased Premises to Subtenant, which is anticipated to be on or about April 1, 2001 (the "Commencement Date"), and (b) ending at midnight on July 31, 2006 unless sooner terminated as herein provided (the "Termination Date"). If the Commencement Date does not occur by April 1, 2001 for any reason not due to Tenant's acts or a force majeure, then Landlord shall afford Tenant a credit toward the Fixed Rent due hereunder equal to $7,750 for each day that the Commencement Date is delayed beyond April 1, 2001."

          (b) Schedule A of the Sublease is amended by deleting all references to "Room 1206" and "Room 1208" therefrom so that the "Subleased Premises" will hereafter exclude the Surrendered Premises.

          (c) The first two paragraphs of Paragraph 9 of the Sublease are hereby deleted and the following text is substituted in its place:

          "RENT. Subtenant shall pay to Sublessor rent (the "Fixed Rent") through the end of the Sublease Term at the following rates:

          i. from the Commencement Date through December 31, 2001, at the annual rate of $2,828,980;

          ii. from January 1, 2002 through December 31, 2002, at the annual rate of $2,828,980;

          iii. from January 1, 2003 through December 31, 2003, at the annual rate of $2,893,275;

          iv. from January 1, 2004 through December 31, 2004, at the annual rate of $2,893,275;

          v. from January 1, 2005 through December 31, 2005, at the annual rate of $2,957,570; and

          vi. from January 1, 2006 through the Termination Date, at the annual rate of $2,957,570.

The Fixed Rent shall be payable in equal monthly installments in advance on the first day of each month during the Sublease Term.

          "Provided Subtenant is not in default under any of the terms of this Sublease, Subtenant shall be entitled to a credit against the Fixed Rent in the amount of $235,748 for each of the first three months of the Sublease Term and $117,874 for the fourth month of the Sublease Term."

          (d) Paragraph 11(a)(i) of the Sublease is hereby deleted and the following text substituted in its place:

          "for the purpose of this Sublease, "Base Tax" shall mean the Taxes (as defined in the Main Lease) for the calendar year 2000, and "Tenant's Proportionate Share" shall be 15.551%;"

          (e) Paragraph 11(b)(ii) of the Sublease is hereby deleted and the following text is substituted in its place:

          "the minimum monthly electricity charge, as set forth in Insert 43 and the last paragraph of Article 65 shall be $15,893;"

          (f) Paragraph 11 (d) of the Sublease is hereby deleted and the following text is substituted in its place:

          "Local Laws. Subtenant shall pay to Sublessor, as Additional Rent, the amounts payable by Sublessor under Article 37 of the Main Lease, with the following change: the percentage figure in the penultimate line thereof is changed to 15.551%."

          (g) Paragraph 33(a) of the Sublease is hereby deleted and the following text is substituted in its place:

          "(a) Simultaneously with the execution of this Sublease, Subtenant shall deposit the sum of at least Four Million Three Hundred Sixty Five Thousand ($4,365,000) Dollars with Sublessor ("Cash Deposit") as security for the full and faithful performance and observance by Subtenant of Subtenant's covenants or obligations under this Sublease (the "Security Deposit"). Sublessor may invest the Cash Deposit in a one-year certificate of deposit (the "CD") with HSBC Bank USA and provided Subtenant is not in default under this Sublease and upon Subtenant's request, Sublessor shall pay to Subtenant, not more than once a year, the interest earned on the CD. So long as Subtenant is not in default under any of its obligations under this Sublease, the required amount of Cash Deposit shall decrease by $181,850 per month, commencing on August 1, 2004 (but the required amount of the Cash Deposit shall never be less than $500,000)."

          5. ADDITIONAL RENT CREDIT. Provided Subtenant is not in default under any of the terms of the Sublease, Subtenant shall be entitled to a credit against Fixed Rent in the amount of $100,000 for the fourth month of the Sublease Term.

          6. FURNITURE. Landlord agrees to leave in the Demised Premises, and hereby conveys to Subtenant without representation, warranty or recourse of any kind whatsoever, any and all of Landlord's moveable furniture and partitions to the extent currently located in the Demised Premises (other than the furniture in the offices on the ninth floor thereof, which Landlord may remove from the Demised Premises and retain ownership of). Landlord and Tenant agree that the foregoing conveyance is made without additional consideration, but Tenant shall be solely responsible for the payment of any sales or conveyance taxes in connection therewith.

          7. NO OTHER MODIFICATION. Except as specifically amended by this Agreement, the Sublease remains in full force and effect, without modification or amendment in any respect, and is hereby ratified and reaffirmed. In the event of a conflict between the terms of the Sublease and the terms of this Agreement, the terms of this Agreement shall control. References in the Sublease to "this Sublease" shall be deemed to mean the Sublease as amended by this Agreement.

          8. BROKERS. Landlord and Tenant represent and warrant to each other that no broker was involved in the transaction contemplated hereby, other than the brokers involved in the Sublease (neither of whom shall be entitled to any commission or other compensation with regard hereto).

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

                LANDLORD:  HSBC BANK USA

                           By: /s/ Michael L. Gembecki
                               -----------------------
                                   Michael L. Gembecki
                                   Vice President

                TENANT:   MARVEL ENTERPRISES,INC.

                          By:Allen S. Lipson
                             -----------------
                             Allen S. Lipson
                             Vice President